Exhibit 99.1

THE PHOENIX COMPANIES, INC.
FINANCIAL SUPPLEMENT


WALL STREET COVERAGE
FIRM                                       ANALYST

A.G. Edwards                               J. Jeffrey Hopson
Credit Suisse First Boston (CSFB)          Tom Gallagher
Deutsche Bank                              Vanessa Wilson
Dowling & Partners                         Len Savage
Keefe Bruyette & Woods                     Jukka Lipponen
Langen McAlenney                           Robert Glasspiegel
Lehman Brothers                            E. Stewart Johnson
Merrill Lynch                              Edward A. Spehar
Morgan Stanley                             Nigel Dally
UBS Warburg                                Andrew Kligerman


SHAREHOLDER INFORMATION

SECURITY LISTINGS
The common stock of The Phoenix Companies, Inc. is traded on the New York Stock Exchange (NYSE) under the symbol "PNX." Our 7.25 percent equity units are traded on the NYSE under the symbol "PNX PrA." Our 7.45 percent bond is traded on the NYSE under the symbol "PFX."


TRANSFER AGENT AND REGISTRAR
For information or assistance regarding your account, please contact our transfer agent and registrar:
   EquiServe Trust Company, N.A. at: Phoenix Shareholder Services
   C/O  EquiServe Trust Company, P.O. Box 43076, Providence, RI  02940-3076

Toll-free: 1-800-490-4258   TTY 1-800-336-9449
Fax: 1-781-575-3583, e-mail: phoenix@equiserve.com
Web: phoenix.equiserve.com

FOR MORE INFORMATION
To receive additional information, including financial supplements and Securities and Exchange Commission filings along with access to other shareholder services, visit the Investor Relations Section on our Web site at PhoenixWealthManagement.com or contact our Investor Relations Department at:


                  The Phoenix Companies, Inc.
                  Investor Relations
                  One American Row
                  P.O. Box 5056, Hartford, CT  06102-5056
                  Phone: 1-860-403-7100
                  Fax: 1-860-403-7880
                  e-mail: pnx.ir@PhoenixWealthManagement.com


For more information on our products and services, call your Phoenix representative or visit our Web site at PhoenixWealthManagement.com.

In addition to net income presented in accordance with Generally Accepted Accounting Principles ("GAAP"), Phoenix considers Total segment income in evaluating its financial performance. See page 2, Income Statement, for a reconciliation of these measures. Total segment income is an internal performance measure used by Phoenix in the management of its operations, including its compensation plans and budgeting and planning processes. In addition, management believes that total segment income provides additional insight into the underlying trends in Phoenix's operations.


Total Segment income represents net income from continuing operations (which is a GAAP measure) before realized investment gains and losses, and certain other items.

* Net realized investment gains and losses are excluded from segment income because their size and timing are frequently subject to our discretion.

* Certain other items are excluded from segment income because we believe they are not indicative of overall operating trends and are items that management believes are infrequent and material and which result from a business restructuring, a change in regulatory environment, or other unusual circumstances.

Because certain of these items are excluded based on our discretion and involve judgments by management, inconsistencies in their determination may exist and total segment income may differ from similarly titled measures of other companies.

                           THE PHOENIX COMPANIES, INC.
                              FINANCIAL SUPPLEMENT
                              JUNE 2003 (UNAUDITED)

                                TABLE OF CONTENTS

FINANCIAL HIGHLIGHTS                                                    1
INCOME STATEMENT                                                        2
LIFE AND ANNUITY EARNINGS SUMMARY                                       4
   VARIABLE UNIVERSAL LIFE                                              6
   UNIVERSAL LIFE / INTEREST SENSITIVE                                  8
   LIFE SALES HIGHLIGHTS                                               10
   ANNUITIES                                                           12
   ANNUITIES - NET FLOWS AND FUNDS UNDER MANAGEMENT                    14
   SUPPLEMENTARY LIFE AND ANNUITY INFORMATION                          16
ASSET MANAGEMENT                                                       18
   ASSET MANAGEMENT                                                    18
   ASSET  MANAGEMENT - NET FLOWS AND ASSETS UNDER MANAGEMENT           20
VENTURE CAPITAL SEGMENT                                                22
CORPORATE AND OTHER                                                    24
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT                         26
CONSOLIDATING SECOND QUARTER 2003 INCOME STATEMENT                     28
CONDENSED CONSOLIDATED BALANCE SHEET                                   29
INVESTMENT PORTFOLIO SUMMARY                                           30
GAAP NET INVESTMENT INCOME YIELDS                                      31
REALIZED INVESTMENT GAINS AND LOSSES                                   32

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Second Quarter 2003 (unaudited)
(amounts in millions, except per share data)

BALANCE SHEET INFORMATION
For the Period Ended:                                                                             December 31,
                                                                 YTD June    -----------------------------------------------------
                                                                   2003           2002          2001        2000           1999
                                                               ------------   ------------  ------------ ------------  ------------
Invested Assets                                                 $ 17,463.7     $ 16,770.7    $ 14,420.4   $ 12,770.6    $ 11,776.8
Separate Account and Investment Trust Assets                       6,643.2        5,793.1       5,570.0      5,376.6       5,923.9
Total Assets                                                      26,777.8       25,236.1      22,525.4     20,313.2      20,287.0
Indebtedness                                                         646.4          644.3         599.3        425.1         499.4
Total Stockholders' Equity                                         2,024.2        2,031.7       2,395.7      1,840.9       1,756.0

Debt to Total Capitalization                                          24.2%          24.1%         20.0%        18.8%         22.1%
Debt (Excluding Equity Units) to Total
  Capitalization                                                      18.4%          18.3%

Book Value Per Share (1)                                        $    21.21     $    21.47    $    23.51   $    24.75    $    23.94
Book Value Per Share, excluding SFAS 115
  adjustment                                                    $    19.67     $    20.44    $    22.72   $    24.51    $    23.70
Period-end Common and Equivalent Shares
  Outstanding (2)                                                     95.4           94.6         101.9        105.0         105.0

---------------------------------------------------------------------------

Indebtedness:
Surplus Notes                                                   $    175.0     $    175.0    $    175.0   $    175.0    $    175.0
Equity Units                                                         153.7          153.7
Senior Unsecured Bonds                                               300.0          300.0         300.0
Interest Rate Swap                                                    17.7           15.6           (.8)
Bank Credit Facility                                                                              125.1        230.0         260.3
Other                                                                                                           20.1          64.1
                                                               ------------   ------------  ------------ ------------  ------------
Total Indebtedness                                              $    646.4     $    644.3    $    599.3   $    425.1    $    499.4
                                                               ============   ============  ============ ============  ============

---------------------------------------------------------------------------

STATUTORY FINANCIAL DATA FOR PHOENIX LIFE
  INSURANCE COMPANY (3)
Capital and Surplus                                             $    801.3     $    861.0    $  1,149.8   $  1,322.8    $  1,054.1
Asset Valuation Reserve (AVR)                                        199.3          147.0         221.5        559.7         368.7
                                                               ------------   ------------  ------------ ------------  ------------
Capital, Surplus and AVR                                        $  1,000.6     $  1,008.0    $  1,371.3   $  1,882.5    $  1,422.8
                                                               ============   ============  ============ ============  ============
Policyholder Dividend Liability                                 $    407.2     $    403.0    $    395.8   $    383.2    $    366.9
Interest Maintenance Reserve                                    $    (17.6)    $     (2.0)   $     11.6   $     (1.4)   $     24.4
Statutory Gain From Operations                                  $     39.9     $     44.5    $    119.9   $    266.4    $    150.2
Statutory Net Income (Loss)                                     $      3.3     $      7.5    $    (13.9)  $    266.1    $    131.3

(1) Book value per share prior to June 30, 2001 is pro forma and assumes net proceeds of $807.9 million, payout of cash and policy credits to policyholders of $41.4 million and estimated remaining expenses of $9.0 million and 105.0 million shares outstanding.
(2)  Shares outstanding through 2000 are pro forma due to IPO in 2001.
(3) Phoenix Life Insurance Company is required to file statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. June 2003 amounts are preliminary.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Second Quarter 2003 (unaudited)
(amounts in millions, except per share data)

INCOME STATEMENT SUMMARY                                      YTD June                           December 31,
                                                   ----------------------------- -----------------------------------------------
                                                        2003         2002         2002          2001       2000         1999
                                                   ------------- ------------ ------------ ----------- ------------ ------------
SEGMENT INCOME
Life Insurance                                          $  51.3      $  52.8      $  99.3     $  68.6       $ 16.2      $  41.4
Annuities                                                  (6.7)         3.3        (20.6)       10.9          4.2         30.8
                                                   ------------- ------------ ------------ ----------- ------------ ------------
Life and Annuity Segment                                   44.6         56.1         78.7        79.5         20.4         72.2
Asset Management Segment                                  (11.5)        (3.6)       (69.9)       (8.7)        61.4         60.0
Venture Capital Segment                                    29.7        (34.9)       (59.3)     (159.6)       277.3        139.9
Corporate and Other Segment                               (23.9)       (14.3)       (39.9)      (34.7)       (60.8)       (49.8)
                                                   ------------- ------------ ------------ ----------- ------------ ------------
Total Segment  Income (Loss), before income
  taxes                                                    38.9          3.3        (90.4)     (123.5)       298.3        222.3
Applicable Income Taxes (Benefit)                          10.6         (5.4)       (28.7)      (46.3)        99.1         76.1
                                                   ------------- ------------ ------------ ----------- ------------ ------------
TOTAL SEGMENT INCOME (LOSS)                                28.3          8.7        (61.7)      (77.2)       199.2        146.2
Net Realized Investment Gains (Losses), after
income taxes                                              (71.6)        (9.1)       (39.3)      (43.0)        62.0         49.2
Management Restructuring and Early Retirement
  Costs                                                    (4.3)       (21.8)       (28.5)      (15.5)                    (17.6)
Deferred Policy Acquisition Cost Adjustments                            15.1         15.1                   (141.8)
Expenses of Purchase of PXP Minority Interest                                                   (52.8)
Demutualization Related Items, Net                                      (1.2)        (1.3)       (2.9)       (24.5)       (11.2)
Other income                                                1.3                                   5.3          (.1)        (4.5)
Discontinued Operations                                                                                      (11.5)       (72.9)
Cumulative Effect of Accounting Changes                               (130.3)      (130.3)      (16.6)
                                                   ------------- ------------ ------------ ----------- ------------ ------------
NET INCOME (LOSS)                                       $ (46.3)     $(138.6)     $(246.0)    $(202.7)      $ 83.3      $  89.2
                                                   ============= ============ ============ =========== ============ ============


---------------------------------------------------


EARNINGS PER SHARE
Basic
Weighted-Average Shares Outstanding (1)                    94.1        100.3         97.9       104.6        104.6        104.6
                                                   ------------- ------------ ------------ ----------- ------------ ------------
Total Segment Income (Loss) Per Share                   $  0.30      $  0.09      $ (0.63)    $ (0.74)      $ 1.90      $  1.40
Net Income (Loss) Per Share                             $ (0.49)     $ (1.38)     $ (2.51)    $ (1.94)      $ 0.80      $  0.85


Diluted
Weighted-Average Shares Outstanding (1)(2)                 94.1        100.3         98.0       104.6        104.6        104.6
                                                   ------------- ------------ ------------ ----------- ------------ ------------
Total Segment Income (Loss) Per Share                   $  0.30      $  0.09      $ (0.63)    $ (0.74)      $ 1.90      $  1.40
Net Income (Loss) Per Share                             $ (0.49)     $ (1.38)     $ (2.51)    $ (1.94)      $ 0.80      $  0.85



(1) Weighted-average shares outstanding through 2001 are pro forma due to Initial Public Offering (IPO) in 2001.
(2) For diluted total segment and income per share amounts, weighted average common and equivalent shares outstanding were 95.3 and 95.2 for the three months and six months ended June 30, 2003, respectively. Diluted total segment income per share amounts are unchanged from the basic total segment and net income per share amounts from the addition of dilutive restricted stock units and stock options to the weighted average shares outstanding. Dilutive common stock equivalents are not included in net income (loss) per share amounts because they are anti-dilutive for the six month and three month periods ended June 30, 2003.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Second Quarter 2003 (unaudited)
(amounts in millions, except per share data)

INCOME STATEMENT SUMMARY                                                        2002                                  2003
                                                        --------------------------------------------------  -----------------------
Quarters ended                                            March         June       September     December      March       June
                                                        ----------   ----------   -----------   ----------  ----------  -----------
SEGMENT INCOME
Life Insurance                                           $   25.6     $   27.1     $    17.0     $   29.5    $   22.7    $    28.6
Annuities                                                     2.6           .8         (18.9)        (5.0)       (5.3)        (1.4)
                                                        ----------   ----------   -----------   ----------  ----------  -----------
Life and Annuity Segment                                     28.2         27.9          (1.9)        24.5        17.4         27.2
Asset Management Segment                                     (1.1)        (2.6)        (67.8)         1.6        (5.8)        (5.7)
Venture Capital Segment                                      (5.0)       (29.9)        (22.0)        (2.4)       23.9          5.8
Corporate and Other Segment                                  (5.7)        (8.4)        (10.0)       (15.7)      (11.4)       (12.5)
                                                        ----------   ----------   -----------   ----------  ----------  -----------
Total Segment  Income (Loss), before income taxes            16.4        (13.0)       (101.7)         8.0        24.1         14.8
Applicable Income Taxes (Benefit)                             3.6         (8.9)        (19.9)        (3.3)        7.3          3.3
                                                        ----------   ----------   -----------   ----------  ----------  -----------
TOTAL SEGMENT INCOME (LOSS)                                  12.8         (4.1)        (81.8)        11.3        16.8         11.5
Net Realized Investment Gains (Losses), after income
  taxes                                                       1.7        (10.8)         (7.6)       (22.6)      (12.4)       (59.2)
Management Restructuring and Early Retirement Costs                      (21.8)         (3.6)        (3.1)       (2.5)        (1.8)
Deferred Policy Acquisition Cost Adjustments                 15.1
Demutualization Related Items, Net                            (.7)         (.5)                       (.1)
Other income                                                                                                      1.3
Cumulative Effect of Accounting Changes                    (130.3)
                                                        ----------   ----------   -----------   ----------  ----------  -----------
NET INCOME (LOSS)                                        $ (101.4)    $  (37.2)    $   (93.0)    $  (14.5)   $    3.2    $   (49.5)
                                                        ==========   ==========   ===========   ==========  ==========  ===========


--------------------------------------------------------


EARNINGS PER SHARE
Basic
Weighted-Average Shares Outstanding (1)                     101.2         99.5          96.6         94.2        94.0         94.2
                                                        ----------   ----------   -----------   ----------  ----------  -----------
Total Segment Income (Loss) Per Share                    $   0.13     $  (0.04)    $   (0.85)    $   0.12    $   0.18    $    0.12
Net Income (Loss) Per Share                              $  (1.00)    $  (0.37)    $   (0.96)    $  (0.15)   $   0.03    $   (0.53)


Diluted
Weighted-Average Shares Outstanding (1)(2)                  101.2         99.5          96.6         94.7        95.0         94.2
                                                        ----------   ----------   -----------   ----------  ----------  -----------
Total Segment Income (Loss) Per Share                    $   0.13     $  (0.04)    $   (0.85)    $   0.12    $   0.18    $    0.12
Net Income (Loss) Per Share                              $  (1.00)    $  (0.37)    $   (0.96)    $  (0.15)   $   0.03    $   (0.53)


(1) Weighted-average shares outstanding through 2001 are pro forma due to Initial Public Offering (IPO) in 2001.
(2) For diluted total segment and income per share amounts, weighted average common and equivalent shares outstanding were 95.3 and 95.2 for the three months and six months ended June 30, 2003, respectively. Diluted total segment income per share amounts are unchanged from the basic total segment and net income per share amounts from the addition of dilutive restricted stock units and stock options to the weighted average shares outstanding. Dilutive common stock equivalents are not included in net income (loss) per share amounts because they are anti-dilutive for the six month and three month periods ended June 30, 2003.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Second Quarter 2003 (unaudited)
($ in millions)

SEGMENT INCOME                                  YTD June                                    December 31,
                                       ----------------------------   ------------------------------------------------------------
                                           2003            2002           2002            2001             2000            1999
                                       -------------   ------------   ------------   -------------   -------------   -------------
Variable Universal Life                 $      15.6     $     18.2     $     35.9     $      30.2     $      20.1     $        .8
Universal Life (1)                             10.3           14.2           26.3            17.4            18.2            19.5
Term Life                                       (.4)           1.4            4.7             1.3            (1.0)            1.5
Other Life and Annuity (2)                      3.1             .5            (.9)           (1.7)            1.2             4.0
                                       -------------   ------------   ------------   -------------   -------------   -------------
Total, Non-participating Life                  28.6           34.3           66.0            47.2            38.5            25.8
Participating Life                             22.7           18.5           33.3            21.4           (22.3)           15.6
                                       -------------   ------------   ------------   -------------   -------------   -------------
Total, Life Insurance                          51.3           52.8           99.3            68.6            16.2            41.4
Annuities                                      (6.7)           3.3          (20.6)           10.9             4.2            30.8
                                       -------------   ------------   ------------   -------------   -------------   -------------
Segment  Income, before income taxes           44.6           56.1           78.7            79.5            20.4            72.2
Allocated Income Taxes (3)                     12.0           19.9           27.7            27.9             7.2            25.3
                                       -------------   ------------   ------------   -------------   -------------   -------------
Segment Income                          $      32.6     $     36.2     $     51.0     $      51.6     $      13.2     $      46.9
                                       =============   ============   ============   =============   =============   =============


(1)  Universal Life includes interest sensitive whole life contracts.
(2)  Other Life and Annuity includes trust operations and W.S. Griffith.
(3) Tax benefits related to tax advantaged investments have been allocated to the Life and Annuity Segment beginning in the quarter ended March 2003.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Second Quarter 2003 (unaudited)
($ in millions)

SEGMENT INCOME                                                           2002                                        2003
                                                -----------------------------------------------------     -------------------------
Quarters ended                                     March          June       September     December          March         June
                                                -----------    -----------  -----------   -----------     -----------   -----------
Variable Universal Life                          $    10.0      $     8.1    $     7.5     $    10.2       $     6.3     $     9.3
Universal Life (1)                                     5.9            8.3          5.0           7.2             4.7           5.6
Term Life                                              (.5)           1.9          (.8)          4.1              .4           (.8)
Other Life and Annuity (2)                            (1.8)           2.3          (.7)          (.8)            2.5            .6
                                                -----------    -----------  -----------   -----------     -----------   -----------
Total, Non-participating Life                         13.6           20.6         11.0          20.7            13.9          14.7
Participating Life                                    12.0            6.5          6.0           8.8             8.8          13.9
                                                -----------    -----------  -----------   -----------     -----------   -----------
Total, Life Insurance                                 25.6           27.1         17.0          29.5            22.7          28.6
Annuities                                              2.6             .8        (18.9)         (5.0)           (5.3)         (1.4)
                                                -----------    -----------  -----------   -----------     -----------   -----------
Segment Income (Loss), before income taxes            28.2           27.9         (1.9)         24.5            17.4          27.2
Applicable Income Taxes (3)                           10.0            9.9          (.7)          8.5             3.8           8.2
                                                -----------    -----------  -----------   -----------     -----------   -----------
Segment Income (Loss)                            $    18.2      $    18.0    $    (1.2)    $    16.0       $    13.6     $    19.0
                                                ===========    ===========  ===========   ===========     ===========   ===========


(1)  Universal Life includes interest sensitive whole life contracts.
(2)  Other Life and Annuity includes trust operations and W.S. Griffith.
(3) Tax benefits related to tax advantaged investments have been allocated to the Life and Annuity Segment beginning in the quarter ended March 2003.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Second Quarter 2003 (unaudited)
($ in millions)

                                               YTD June                                         December 31,
                                      ---------------------------        ---------------------------------------------------------
                                          2003           2002                2002           2001           2000           1999
                                      ------------   ------------        ------------   ------------   ------------   ------------
PRE-TAX INCOME
Fees                                   $     15.1     $     14.4          $     31.4     $     29.5      $    24.9     $     22.7
Cost of Insurance (COI)                      36.0           31.6                66.4           60.0           46.2           38.5
Interest Earned                               3.1            3.5                 7.0            4.5            5.7            4.7
Surrender Charges                             2.8            1.8                 4.4            3.3            3.5            3.0
                                      ------------   ------------        ------------   ------------   ------------   ------------
Total Revenues                               57.0           51.3               109.2           97.3           80.3           68.9
                                      ------------   ------------        ------------   ------------   ------------   ------------

Net Death and Disability Benefits            11.0            9.8                22.9           15.3           15.5           13.4
Incurred Expenses                            28.6           21.4                45.9           48.2           41.5           52.5
Interest Credited                             1.9            1.8                 3.7            3.6            3.1            2.2
Minority Interest                                             .1                  .8
                                      ------------   ------------        ------------   ------------   ------------   ------------
Total Expenses                               41.5           33.1                73.3           67.1           60.1           68.1
                                      ------------   ------------        ------------   ------------   ------------   ------------

Pre-tax  Income                              15.6           18.2                35.9           30.2           20.2             .8
                                      ============   ============        ============   ============   ============   ============

----------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions and Concessions                   9.8           17.5                36.6           29.5           34.1           23.1
Controllable Expenses and Other              23.7           34.7                60.8           60.1           57.3           60.3
                                      ------------   ------------        ------------   ------------   ------------   ------------
Total Current Expenses                       33.5           52.2                97.4           89.6           91.4           83.4
Acquisition Costs Deferred                  (16.7)         (37.6)              (68.1)         (65.4)         (56.9)         (42.8)
Acquisition Costs Amortized                  11.8            6.8                16.6           24.0            7.0           11.9
                                      ------------   ------------        ------------   ------------   ------------   ------------

Incurred Expenses                            28.6           21.4                45.9           48.2           41.5           52.5
                                      ============   ============        ============   ============   ============   ============

----------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                    133.8          172.5               465.7          336.1          258.1          204.7
Surrenders                                  (25.2)         (15.8)              (37.6)         (31.2)         (34.0)         (22.2)
Deaths                                        (.3)          (1.2)               (1.8)          (1.7)          (1.4)          (1.7)
                                      ------------   ------------        ------------   ------------   ------------   ------------
Net Sales                                   108.3          155.5               426.3          303.2          222.7          180.8
Performance                                 101.9          (84.1)             (149.8)        (194.0)        (128.1)         207.6
Fees                                        (16.3)         (17.6)              (35.8)         (34.5)         (33.0)         (25.8)
Cost of Insurance                           (34.7)         (31.6)              (66.4)         (60.0)         (46.2)         (38.5)
Acquisitions                                                                                                                 10.5
                                      ------------   ------------        ------------   ------------   ------------   ------------
Change in Funds Under Management            159.2           22.2               174.3           14.7           15.4          334.6
Beginning Balance                         1,270.3        1,096.0             1,096.0        1,081.3        1,065.9          731.3
                                      ------------   ------------        ------------   ------------   ------------   ------------

Ending Balance                            1,429.6        1,118.2             1,270.3        1,096.0        1,081.3        1,065.9
                                      ============   ============        ============   ============   ============   ============

LIFE INSURANCE IN FORCE                $ 24,096.1     $ 22,168.9          $ 23,788.2     $ 20,436.1     $ 17,743.3     $ 13,740.3
                                      ============   ============        ============   ============   ============   ============

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Second Quarter 2003 (unaudited)
($ in millions)

Quarters ended                                                  2002                                               2003
                                     ----------------------------------------------------------        --------------------------
                                         March            June       September       December              March          June
                                     ------------    ------------   ------------   ------------        ------------  ------------
PRE-TAX INCOME
Fees                                   $     7.7       $     6.7      $     8.6      $     8.4          $     7.6      $     7.5
Cost of Insurance (COI)                     15.8            15.8           16.6           18.2               17.9           18.1
Interest Earned                              1.8             1.7            2.0            1.5                1.6            1.5
Surrender Charges                             .8             1.0            1.1            1.5                1.2            1.6
                                     ------------    ------------   ------------   ------------       ------------   ------------

Total Revenues                              26.1            25.2           28.3           29.6               28.3           28.7
                                     ------------    ------------   ------------   ------------       ------------   ------------

Net Death and Disability Benefits            4.5             5.3            6.9            6.2                5.0            6.0
Incurred Expenses                           10.6            10.8           12.6           11.9               16.1           12.5
Interest Credited                             .9              .9            1.0             .9                 .9            1.0
Minority Interest                             .1              .1             .3             .4
                                     ------------    ------------   ------------   ------------       ------------   ------------

Total Expenses                              16.1            17.1           20.8           19.4               22.0           19.5
                                     ------------    ------------   ------------   ------------       ------------   ------------

Pre-tax  Income                             10.0             8.1            7.5           10.2                6.3            9.3
                                     ============    ============   ============   ============       ============   ============

---------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions and Concessions                  8.9             8.6           11.5            7.6                5.2            4.6
Controllable Expenses and Other             16.7            18.0           14.4           11.7               11.4           12.3
                                     ------------    ------------   ------------   ------------       ------------   ------------
Total Current Expenses                      25.6            26.6           25.9           19.3               16.6           16.9
Acquisition Costs Deferred                 (18.4)          (19.2)         (18.6)         (11.9)              (8.0)          (8.7)
Acquisition Costs Amortized                  3.4             3.4            5.3            4.5                7.5            4.3
                                     ------------    ------------   ------------   ------------       ------------   ------------

Incurred Expenses                           10.6            10.8           12.6           11.9               16.1           12.5
                                     ============    ============   ============   ============       ============   ============

---------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                    91.2            81.3          133.6          159.6               71.8           62.0
Surrenders                                  (6.3)           (9.5)          (7.1)         (14.7)             (13.7)         (11.5)
Deaths                                       (.6)            (.6)           (.3)           (.3)               (.2)           (.1)
                                     ------------    ------------   ------------   ------------       ------------   ------------
Net Sales                                   84.3            71.2          126.2          144.6               57.9           50.4
Performance                                 (4.5)          (79.6)        (109.5)          43.8               (8.5)         110.4
Fees                                        (9.2)           (8.4)          (8.9)          (9.3)              (8.4)          (7.9)
Cost of Insurance                          (15.8)          (15.8)         (16.6)         (18.2)             (17.9)         (16.8)
                                     ------------    ------------   ------------   ------------       ------------   ------------
Change in Funds Under Management            54.8           (32.6)          (8.8)         160.9               23.1          136.1
Beginning Balance                        1,096.0         1,150.8        1,118.2        1,109.4            1,270.3        1,293.5
                                     ------------    ------------   ------------   ------------       ------------   ------------
Ending Balance                           1,150.8         1,118.2        1,109.4        1,270.3            1,293.4        1,429.6
                                     ============    ============   ============   ============       ============   ============

LIFE INSURANCE IN FORCE                $21,136.1       $22,168.9      $22,719.1      $23,788.2          $23,744.4      $24,096.1
                                     ============    ============   ============   ============       ============   ============

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Second Quarter 2003 (unaudited)
($ in millions)

                                                     YTD June                                       December 31,
                                           ---------------------------       -------------------------------------------------------
                                               2003           2002                2002          2001          2000         1999
                                           ------------   ------------       ------------   ------------  ------------  ------------
PRE-TAX INCOME
Fees                                        $      6.9     $      5.3         $     11.9     $      8.6    $      8.4    $      7.6
Cost of Insurance                                 38.1           34.9               71.6           66.2          64.8          64.2
Interest Earned                                   49.3           54.3              108.4          111.9         108.7         112.0
Surrender Charges                                  1.3            2.6                3.9            4.0           5.5           7.2
                                           ------------   ------------       ------------   ------------  ------------  ------------
Total Revenues                                    95.6           97.1              195.8          190.7         187.4         191.0
                                           ------------   ------------       ------------   ------------  ------------  ------------

Net Death Benefits and Supplemental
  Benefits                                        21.5           19.7               39.5           48.3          45.4          41.8
Incurred Expenses                                 23.3           20.2               44.3           34.6          32.5          35.0
Interest Credited                                 40.5           43.0               85.7           90.4          91.3          94.7
                                           ------------   ------------       ------------   ------------  ------------  ------------
Total Expenses                                    85.3           82.9              169.5          173.3         169.2         171.5
                                           ------------   ------------       ------------   ------------  ------------  ------------

Pre-tax Income                                    10.3           14.2               26.3           17.4          18.2          19.5
                                           ============   ============       ============   ============  ============  ============

------------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES

Commissions                                       10.5            5.1               15.2            9.8           5.8           5.8
Controllable Expenses                             34.6           20.1               52.6           32.1          23.7          19.7
                                           ------------   ------------       ------------   ------------  ------------  ------------
Total Current Expenses                            45.0           25.2               67.8           41.9          29.5          25.5
Acquisition Cost Deferred                        (30.3)         (13.0)             (40.2)         (20.0)         (8.7)         (7.3)
Acquisition Cost Amortized                         8.6            8.0               16.7           12.7          11.7          16.8
                                           ------------   ------------       ------------   ------------  ------------  ------------

Incurred Expenses                                 23.3           20.2               44.3           34.6          32.5          35.0
                                           ============   ============       ============   ============  ============  ============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT

Deposits                                          86.8           66.5              149.3          104.6          90.9          97.2
Surrenders                                       (58.2)         (55.2)            (107.4)         (99.0)       (108.2)       (158.5)
Deaths                                            (9.0)          (9.5)             (25.0)         (18.5)        (20.9)        (20.2)
                                           ------------   ------------       ------------   ------------  ------------  ------------
Net Sales                                         19.6            1.8               16.9          (12.9)        (38.2)        (81.5)
Interest Credited                                 40.5           43.0               85.8           90.4          91.3          94.7
Fees                                              (9.7)          (6.5)             (16.7)         (10.5)         (6.2)         (4.6)
Cost of Insurance                                (38.1)         (34.9)             (71.6)         (66.2)        (64.8)        (64.2)
                                           ------------   ------------       ------------   ------------  ------------  ------------
Change in Funds Under Management                  12.3            3.4               14.4             .8         (17.9)        (55.6)
Beginning Balance                              1,510.0        1,495.6            1,495.6        1,494.8       1,512.7       1,568.3
                                           ------------   ------------       ------------   ------------  ------------  ------------
Ending Fund Balance                            1,522.3        1,499.0            1,510.0        1,495.6       1,494.8       1,512.7
                                           ============   ============       ============   ============  ============  ============

LIFE INSURANCE IN FORCE                     $ 11,270.5     $  9,719.2         $ 10,476.7     $  9,465.6    $  9,644.2    $  9,955.7
                                           ============   ============       ============   ============  ============  ============

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Second Quarter 2003 (unaudited)
($ in millions)


PRE-TAX INCOME                                                           2002                                   2003
                                        ------------------------------------------------------------  --------------------------
Quarter ended                              March           June        September       December         March           June
                                        ------------   ------------   ------------   ------------   ------------    ------------
Fees                                       $    2.6       $    2.7       $    2.9      $     3.7      $     4.0       $     2.9
Cost of Insurance                              17.2           17.7           17.9           18.8           18.8            19.3
Interest Earned                                26.4           27.9           26.8           27.3           24.7            24.6
Surrender Charges                               1.2            1.4             .8             .5             .7              .6
                                        ------------   ------------   ------------   ------------   ------------    ------------
Total Revenues                                 47.4           49.7           48.4           50.3           48.2            47.4
                                        ------------   ------------   ------------   ------------   ------------    ------------

Net Death Benefits and Supplemental
  Benefits                                     10.1            9.6           10.6            9.1           12.3             9.2
Incurred Expenses                               9.9           10.3           11.5           12.6           11.0            12.3
Interest Credited                              21.5           21.5           21.3           21.4           20.2            20.3
                                        ------------   ------------   ------------   ------------   ------------    ------------
Total Expenses                                 41.5           41.4           43.4           43.1           43.5            41.8
                                        ------------   ------------   ------------   ------------   ------------    ------------

Pre-tax Income                                  5.9            8.3            5.0            7.2            4.7             5.6
                                        ============   ============   ============   ============   ============    ============

---------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES

Commissions                                     2.0            3.1            3.7            6.4            6.2             4.3
Controllable Expenses                           9.6           10.5           12.6           19.9           16.0            18.6
                                        ------------   ------------   ------------   ------------   ------------    ------------
Total Current Expenses                         11.6           13.6           16.3           26.3           22.2            22.8
Acquisition Cost Deferred                      (5.8)          (7.2)         (10.0)         (17.2)         (15.3)          (15.0)
Acquisition Cost Amortized                      4.1            3.9            5.2            3.5            4.1             4.5
                                        ------------   ------------   ------------   ------------   ------------    ------------

Incurred Expenses                               9.9           10.3           11.5           12.6           11.0             12.3
                                        ============   ============   ============   ============   ============    ============

---------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT

Deposits                                       31.6           34.9           33.3           49.5           45.6            41.2
Surrenders                                    (25.0)         (30.2)         (26.7)         (25.5)         (30.9)          (27.3)
Deaths                                         (7.3)          (2.2)         (12.9)          (2.6)          (5.9)           (3.1)
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net Sales                                       (.7)           2.5           (6.3)          21.4            8.8            10.8
Interest Credited                              21.5           21.5           21.3           21.5           20.2            20.3
Fees                                           (3.1)          (3.4)          (4.4)          (5.8)          (5.5)           (4.2)
Cost of Insurance                             (17.2)         (17.7)         (17.9)         (18.8)         (18.8)          (19.3)
                                        ------------   ------------   ------------   ------------   ------------    ------------
Change in Funds Under Management                 .5            2.9           (7.3)          18.3            4.7             7.6
Beginning Balance                           1,495.6        1,496.1        1,499.0        1,491.7        1,510.0         1,514.7
                                        ------------   ------------   ------------   ------------   ------------    ------------
Ending Fund Balance                         1,496.1        1,499.0        1,491.7        1,510.0        1,514.7         1,522.3
                                        ============   ============   ============   ============   ============    ============

LIFE INSURANCE IN FORCE                    $9,683.1       $9,719.2       $9,907.3      $10,476.7      $10,914.9       $11,270.5
                                        ============   ============   ============   ============   ============    ============

THE PHOENIX COMPANIES, INC.
LIFE SALES HIGHLIGHTS
Second Quarter 2003 (unaudited)
($ in millions)


LIFE INSURANCE PREMIUM                                  YTD June                                 December 31,
                                               ---------------------------   -----------------------------------------------------
                                                   2003          2002         2002           2001           2000           1999
                                               -----------   -----------   -----------    -----------   -----------   -----------
Wholesaler Channel Variable Universal Life        $  13.3       $  38.3       $  62.5        $  53.8       $  61.1       $  44.8
Private Placement Variable Universal Life             9.9          16.7          51.0           29.5          18.2
                                               -----------   -----------   -----------    -----------   -----------   -----------
Variable Universal Life                              23.2          55.0         113.5           83.3          79.3          44.8
Universal Life/Interest Sensitive                    22.7          11.6          36.9           14.5           8.0           7.6
Term Life                                             9.3           6.0          15.1           11.4          14.6          10.5
Participating Whole Life                               .6           2.7           4.8            9.7          22.6          35.7
                                               -----------   -----------   -----------    -----------   -----------   -----------
Life Insurance Annualized Premium (1)                55.8          75.3         170.3          118.9         124.5          98.6
                                               ===========   ===========   ===========    ===========   ===========   ===========

Wholesaler Channel Variable Universal Life           11.2          11.7          25.1           49.7          46.2          63.2
Private Placement Variable Universal Life            11.6          15.3         129.9           36.9          15.5
                                               -----------   -----------   -----------    -----------   -----------   -----------
Variable Universal Life                              22.8          27.0         155.0           86.6          61.7          63.2
Universal Life/Interest Sensitive                    15.5           9.4          29.9           14.5           1.8            .3
Participating Whole Life                                             .7            .8            2.4           5.4          24.4
                                               -----------   -----------   -----------    -----------   -----------   -----------
Life Insurance Single Premium                        38.3          37.1         185.7          103.5          68.9          87.9
                                               ===========   ===========   ===========    ===========   ===========   ===========

Wholesaler Channel Variable Universal Life           24.5          50.0          87.6          103.5         107.3         108.0
Private Placement Variable Universal Life            21.5          32.0         180.9           66.4          33.7
                                               -----------   -----------   -----------    -----------   -----------   -----------
Variable Universal Life                              46.0          82.0         268.5          169.9         141.0         108.0
Universal Life/Interest Sensitive                    38.2          21.0          66.8           29.0           9.8           7.9
Term Life                                             9.3           6.0          15.1           11.4          14.6          10.5
Participating Whole Life                               .6           3.4           5.6           12.1          28.0          60.1
                                               -----------   -----------   -----------    -----------   -----------   -----------
Total Life Insurance  Premium                     $  94.1       $ 112.4       $ 356.0        $ 222.4       $ 193.4       $ 186.5
                                               ===========   ===========   ===========    ===========   ===========   ===========


(1) Annualized Premium represents first year premiums on an annual basis. Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
LIFE SALES HIGHLIGHTS
Second Quarter 2003 (unaudited)
($ in millions)

LIFE INSURANCE PREMIUM
Quarters ended                                                          2002                                         2003
                                                -----------------------------------------------------   -------------------------
                                                    March        June         September     December       March         June
                                                -----------  -----------     -----------  -----------   -----------   -----------
Wholesaler Channel Variable Universal Life          $ 22.3       $ 16.0         $  11.3      $  12.9        $  6.3        $  7.0
Private Placement Variable Universal Life              3.5         13.2            19.0         15.3           4.4           5.5
                                                -----------  -----------     -----------  -----------   -----------   -----------
Variable Universal Life                               25.8         29.2            30.3         28.2          10.7          12.5
Universal Life/Interest Sensitive                      8.0          3.6             6.9         18.4          11.9          10.8
Term Life                                              2.7          3.3             3.7          5.3           4.5           4.8
Participating Whole Life                               1.1          1.6              .7          1.4            .6
                                                -----------  -----------     -----------  -----------   -----------   -----------
Life Insurance Annualized Premium (1)                 37.6         37.7            41.6         53.3          27.7          28.1
                                                ===========  ===========     ===========  ===========   ===========   ===========
Wholesaler Channel Variable Universal Life             4.9          6.8             6.9          6.5           4.1           7.1
Private Placement Variable Universal Life             10.9          4.4            47.1         67.5          10.8            .8
                                                -----------  -----------     -----------  -----------   -----------   -----------
Variable Universal Life                               15.8         11.2            54.0         74.0          14.9           7.9
Universal Life/Interest Sensitive                      2.7          6.7             6.1         14.5           7.2           8.3
Participating Whole Life                                .4           .3                          .1
                                                -----------  -----------     -----------  -----------   -----------   -----------
Life Insurance Single Premium                         18.9         18.2            60.1         88.6          22.1          16.2
                                                ===========  ===========     ===========  ===========   ===========   ===========
Wholesaler Channel Variable Universal Life            27.2         22.8            18.2         19.4          10.4          14.1
Private Placement Variable Universal Life             14.4         17.6            66.1         82.8          15.2           6.3
                                                -----------  -----------     -----------  -----------   -----------   -----------
Variable Universal Life                               41.6         40.4            84.3        102.2          25.6          20.4
Universal Life/Interest Sensitive                     10.7         10.3            13.0         32.9          19.1          19.1
Term Life                                              2.7          3.3             3.7          5.3           4.5           4.8
Participating Whole Life                               1.5          1.9              .7          1.5            .6
                                                -----------  -----------     -----------  -----------   -----------   -----------
Total Life Insurance  Premium                       $ 56.5       $ 55.9         $ 101.7      $ 141.9        $ 49.8        $ 44.3
                                                ===========  ===========     ===========  ===========   ===========   ===========


(1) Annualized Premium represents first year premiums on an annual basis. Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
ANNUITIES
Second Quarter 2003 (unaudited)
($ in millions)

                                          YTD June                                      December 31,
                                 ------------------------------     --------------------------------------------------------------
                                     2003             2002              2002           2001             2000            1999
                                 -------------    -------------     -------------   ------------    -------------   --------------
PRE-TAX INCOME
Premiums
Fees                                   $ 26.1           $ 29.6            $ 57.1         $ 64.6           $ 78.2           $ 71.9
Interest Earned                          68.2             39.4              98.3           40.3             16.3             13.7
Surrender Charges                         2.9              2.3               6.6            3.9              5.1              5.5
                                 -------------    -------------     -------------   ------------    -------------   --------------
Total Revenues                           97.2             71.3             162.0          108.8             99.6             91.1
                                 -------------    -------------     -------------   ------------    -------------   --------------

Policy Benefits and Change
  in Reserves
Mortality Cost                            2.8              2.1              10.8            4.3              3.0              2.7
Incurred Expenses                        39.4             29.6              79.8           54.4             77.3             48.9
Interest Credited                        61.7             34.5              92.0           39.2             15.1              8.7
                                 -------------    -------------     -------------   ------------    -------------   --------------
Total Expenses                          103.9             68.0             182.6           97.9             95.4             60.3
                                 -------------    -------------     -------------   ------------    -------------   --------------

Pre-tax  Income (Loss)                   (6.7)             3.3             (20.6)          10.9              4.2             30.8
                                 =============    =============     =============   ============    =============   ==============

----------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions/Concessions                  28.3             28.9              81.3           44.0             29.2             14.5
Controllable Expenses                    34.3             33.0              66.5           75.2             54.1             32.4
                                 -------------    -------------     -------------   ------------    -------------   --------------
Total Current Expenses                   62.6             61.9             147.8          119.2             83.2             46.9
Acquisition Cost Deferred               (38.7)           (43.5)           (102.9)         (83.8)           (43.0)           (21.1)
Acquisition Cost Amortized               15.5             11.2              34.9           19.0             37.0             23.1
                                 -------------    -------------     -------------   ------------    -------------   --------------

Incurred Expenses                      $ 39.4           $ 29.6            $ 79.8         $ 54.4           $ 77.3           $ 48.9
                                 =============    =============     =============   ============    =============   ==============

THE PHOENIX COMPANIES, INC.
ANNUITIES
Second Quarter 2003 (unaudited)
($ in millions)


PRE-TAX INCOME                                                       2002                                           2003
                                          -----------------------------------------------------------    ---------------------------
Quarters ended                                March           June         September       December         March           June
                                          -------------   ------------   -------------   ------------    ------------   ------------
Premiums
Fees                                           $  15.2        $  14.4         $  14.0        $  13.5         $  12.8        $  13.3
Interest Earned                                   16.6           22.8            30.3           28.6            34.1           34.1
Surrender Charges                                  1.1            1.2             2.3            2.0             1.5            1.4
                                          -------------   ------------   -------------   ------------    ------------   ------------
Total Revenues                                    32.9           38.4            46.6           44.1            48.4           48.8
                                          -------------   ------------   -------------   ------------    ------------   ------------

Policy Benefits and Change in Reserves
Mortality Cost                                      .2            1.9             5.2            1.7             2.8
Incurred Expenses                                 13.1           16.5            31.0           19.2            19.4           20.0
Interest Credited                                 15.3           19.2            29.3           28.2            31.5           30.2
                                          -------------   ------------   -------------   ------------    ------------   ------------
Total Expenses                                    30.4           37.6            65.5           49.1            53.7           50.2
                                          -------------   ------------   -------------   ------------    ------------   ------------

Pre-tax Income (Loss)                              2.5             .8           (18.9)          (5.0)           (5.3)          (1.4)
                                          =============   ============   =============   ============    ============   ============

------------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions/Concessions                           11.4           17.5            44.1            8.3            16.7           11.6
Controllable Expenses                             16.3           16.7            16.1           17.4            18.0           16.3
                                          -------------   ------------   -------------   ------------    ------------   ------------
Total Current Expenses                            27.7           34.2            60.2           25.7            34.7           27.9
Acquisition Cost Deferred                        (18.9)         (24.6)          (48.5)         (10.9)          (24.7)         (14.0)
Acquisition Cost Amortized                         4.3            6.9            19.3            4.4             9.4            6.1
                                          -------------   ------------   -------------   ------------    ------------   ------------

Incurred Expenses                              $  13.1        $  16.5         $  31.0        $  19.2         $  19.4        $  20.0
                                          =============   ============   =============   ============    ============   ============

THE PHOENIX COMPANIES, INC.
ANNUITIES NET FLOWS AND FUNDS UNDER MANAGEMENT
Second Quarter 2003 (unaudited)
($ in millions)

FUNDS UNDER MANAGEMENT                                 YTD June                                     December 31,
                                             ----------------------------   --------------------------------------------------------
                                                  2003           2002           2002           2001           2000          1999
                                             -------------  -------------  -------------  -------------  -------------  ------------
Annuities
Deposits                                        $   803.1      $ 1,236.4      $ 2,258.4      $ 1,492.9      $   687.0     $   377.4
Surrenders                                         (426.7)        (316.4)        (736.7)        (482.3)        (608.5)       (618.1)
                                             -------------  -------------  -------------  -------------  -------------  ------------
Net Sales                                           376.4          920.0        1,521.7        1,010.6           78.5        (240.7)
Performance and Interest Credited                   371.6         (220.4)        (338.0)        (563.1)        (415.2)        991.1
Fees                                                (26.9)         (31.6)         (58.8)         (67.3)         (78.2)        (71.9)
Deaths                                              (35.6)         (16.2)         (40.6)         (34.3)         (24.9)        (22.0)
Acquisitions                                                                                                                  114.9
                                             -------------  -------------  -------------  -------------  -------------  ------------
Change in Funds Under Management                    685.5          651.8        1,084.3          345.9         (439.8)        771.4
Beginning Balance                                 5,833.4        4,749.1        4,749.1        4,403.2        4,843.0       4,072.3
                                             -------------  -------------  -------------  -------------  -------------  ------------
Ending Balance                                  $ 6,518.9      $ 5,400.9      $ 5,833.4      $ 4,749.1      $ 4,403.2     $ 4,843.7
                                             =============  =============  =============  =============  =============  ============


VA Funds in Guaranteed Interest Accounts (1)    $ 2,210.5      $ 1,534.2      $ 2,159.3      $   955.0      $   333.5     $   210.9
                                             =============  =============  =============  =============  =============  ============

Fixed Annuities (1)                             $ 1,002.2      $   559.7      $   737.2      $   267.3
                                             =============  =============  =============  =============


(1) Amounts are included in the annuities funds under management table above.

THE PHOENIX COMPANIES, INC.
ANNUITIES NET FLOWS AND FUNDS UNDER MANAGEMENT
Second Quarter 2003 (unaudited)
($ in millions)

FUNDS UNDER MANAGEMENT                                            2002                                             2003
                                     -------------------------------------------------------------     ----------------------------
Quarters ended                           March            June         September       December            March           June
                                     --------------   -------------   ------------   -------------     -------------   ------------
Annuities
Deposits                                 $   575.4        $  661.0       $  804.2        $  217.8          $  432.1       $  371.0
Surrenders                                  (127.0)         (189.4)        (180.5)         (239.8)           (231.6)        (195.1)
                                     --------------   -------------   ------------   -------------     -------------   ------------
Net Sales                                    448.4           471.6          623.7           (22.0)            200.5          175.9
Performance and Interest Credited             (1.4)         (219.0)        (294.7)          177.1              20.2          351.4
Fees                                         (15.9)          (15.7)         (13.8)          (13.4)            (11.5)         (15.4)
Deaths                                        (7.2)           (9.0)         (11.4)          (13.0)            (22.6)         (13.0)
                                     --------------   -------------   ------------   -------------     -------------   ------------
Change in Funds Under Management             423.9           227.9          303.8           128.7             186.6          498.9
Beginning Balance                          4,749.1         5,173.0        5,400.9         5,704.7           5,833.4        6,020.0
                                     --------------   -------------   ------------   -------------     -------------   ------------
Ending Balance                           $ 5,173.0        $5,400.9       $5,704.7        $5,833.4          $6,020.0       $6,518.9
                                     ==============   =============   ============   =============     =============   ============

VA Funds in Guaranteed Interest          $ 1,179.5        $1,534.2       $2,118.1        $2,159.3          $2,224.8       $2,210.5
  Accounts (1)                       ==============   =============   ============   =============     =============   ============

Fixed Annuities (1)                      $   378.1        $  559.7       $  706.6        $  737.2          $  921.4       $1,002.2
                                     ==============   =============   ============   =============     =============   ============

(1) Amounts are included in the annuities funds under management table above.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION

Second Quarter 2003 (unaudited)
($ in millions)

                                                                YTD June                              December 31,
                                                       ------------------------   --------------------------------------------------
                                                            2003       2002          2002          2001         2000        1999
                                                       -----------  -----------   -----------  -----------  -----------  -----------
DEFERRED ACQUISITION COSTS
Variable Universal Life                                 $   315.4    $   284.3     $   310.4    $   252.8    $   211.4    $   161.5
Universal Life                                              183.4        142.4         163.1        134.7        127.4        130.4
Variable Annuities                                          277.5        230.9         264.9        211.4        147.0        141.0
Fixed Annuities                                              36.8         12.4          26.3           .4
Participating                                               549.9        557.5         554.6        517.4        554.8        786.6
Other                                                        24.4         18.8          21.2         17.5         17.4         21.7
Adjustment for Unrealized Gains and Losses                 (139.4)       (34.3)       (106.4)       (10.5)       (39.0)        77.6
                                                       -----------  -----------   -----------  -----------  -----------  -----------
Total                                                   $ 1,248.0    $ 1,212.0     $ 1,234.1    $ 1,123.7    $ 1,019.0    $ 1,318.8
                                                       ===========  ===========   ===========  ===========  ===========  ===========

------------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM DEATH BENEFITS
Death Benefit in Excess of Fund Value                   $   898.6    $   440.8     $ 1,148.4
Death Benefit in Excess of Fund Value,
  Net of Reinsurance                                        178.7         10.3         234.9
Statutory Reserve                                            12.9          6.0          15.8
GAAP Reserve                                                  7.9           .5           8.7
                                                       ===========  ===========   ===========

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
Second Quarter 2003 (unaudited)
($ in millions)

                                                                               2002                                   2003
                                                          -----------------------------------------------    ----------------------
Quarters ended                                              March        June     September    December        March        June
                                                          ----------  ----------  ----------  -----------    ----------  ----------
DEFERRED ACQUISITION COSTS
Variable Universal Life                                    $  268.6    $  284.3    $  303.0    $   310.4      $  310.9    $  315.4
Universal Life                                                139.1       142.4       147.2        163.1         172.6       183.4
Variable Annuities                                            219.5       230.9       267.6        264.9         271.2       277.5
Fixed Annuities                                                 6.1        12.4        17.0         26.3          35.3        36.8
Participating                                                 544.8       557.5       555.6        554.6         556.4       549.9
Other                                                          17.7        18.8        19.8         21.2          22.6        24.4
Adjustment for Unrealized Investment Gains and Losses          (3.9)      (34.3)      (74.9)      (106.4)        (99.0)     (139.4)
                                                          ----------  ----------  ----------  -----------    ----------  ----------
Total                                                      $1,191.9    $1,212.0    $1,235.3    $ 1,234.1      $1,270.0    $1,248.0
                                                          ==========  ==========  ==========  ===========    ==========  ==========

-----------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM DEATH BENEFITS
Death Benefit in Excess of Fund Value                      $  337.5    $  440.8    $  822.5    $ 1,148.4      $1,188.4    $  898.6
Death Benefit in Excess of Fund Value,
  Net of Reinsurance                                            5.7        10.3       194.3        234.9         242.3       178.7
Statutory Reserve                                               5.3         6.0        16.6         15.8          16.1        12.9
GAAP Reserve                                                     .3          .5         8.1          8.7           9.2         7.9
                                                          ==========  ==========  ==========  ===========    ==========  ==========

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Second Quarter 2003 (unaudited)
($ in millions)

SEGMENT INCOME (1)                              YTD June                                    December 31,
                                       -------------------------       ----------------------------------------------------
                                           2003         2002               2002          2001         2000          1999
                                       -----------   -----------       ------------   ----------   -----------   ----------
Investment Management Fees                 $ 98.1       $ 121.0            $ 227.4      $ 221.6       $ 282.1      $ 247.0
Mutual Funds - Ancillary Fees                 9.1          10.7               20.4         24.3          32.4         31.7
Other Revenue                                 3.8           5.1               10.2         12.9           8.8          4.7
                                       -----------   -----------       ------------   ----------   -----------   ----------
Total Revenues                              111.0         136.8              258.0        258.8         323.3        283.4
                                       -----------   -----------       ------------   ----------   -----------   ----------

Employment Expenses                          65.3          78.9              140.5        130.0         137.4        114.0
Other Operating Expenses                     37.2          39.9               77.7         83.2          79.9         69.7
Amortization of Intangibles                  16.6          15.9               32.5         49.0          31.8         30.3
Intangible Asset Impairments                                                  66.3
                                       -----------   -----------       ------------   ----------   -----------   ----------
Total Operating Expenses                    119.1         134.7              317.0        262.2         249.1        214.0
                                       -----------   -----------       ------------   ----------   -----------   ----------

Management Income (Loss)                     (8.2)          2.1              (59.0)        (3.4)         74.2         69.4
Other Income (Expense) - Net                  1.3            .4                1.0          1.6           3.7          4.0
Minority Interest                            (4.7)         (6.1)             (11.9)        (6.9)        (16.5)       (13.4)
                                       -----------   -----------       ------------   ----------   -----------   ----------
Segment Income, before income taxes         (11.6)         (3.6)             (69.9)        (8.7)         61.4         60.0
Applicable Income taxes (Benefit)            (4.4)         (1.9)              (6.0)         2.6          32.0         28.9
                                       -----------   -----------       ------------   ----------   -----------   ----------
Segment Income (Loss)                      $ (7.1)       $ (1.7)           $ (63.9)     $ (11.3)      $  29.4      $  31.1
                                       ===========   ===========       ============   ==========   ===========   ==========

---------------------------------------------------------------------------------------------------------------------------


(1) Effective for the second quarter of 2003, the company's equity investment in Aberdeen Asset Management, PLC has been moved to the Corporate and Other Segment for all periods presented.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Second Quarter 2003 (unaudited)
($ in millions)

SEGMENT INCOME (1)                                                2002                                            2003
                                        ---------------------------------------------------------     ---------------------------
Quarters ended                              March          June        September      December            March          June
                                        -------------  ------------  -------------  -------------     -------------   -----------
Investment Management Fees                    $ 59.2        $ 61.8         $ 55.6        $ 50.8             $ 48.7        $ 49.4
Mutual Funds - Ancillary Fees                    5.4           5.3            4.9           4.8                4.4           4.7
Other Revenue                                    2.4           2.7            2.3           2.8                1.6           2.2
                                        -------------  ------------  -------------  -------------     -------------   -----------
Total Revenues                                  67.0          69.8           62.8          58.4               54.7          56.3
                                        -------------  ------------  -------------  -------------     -------------   -----------

Employment Expenses                             38.2          40.7           32.8          28.8               30.7          34.6
Other Operating Expenses                        18.9          21.0           19.8          18.0               19.5          17.7
Amortization of Intangibles                      8.1           7.8            8.7           7.9                8.4           8.2
Intangible Asset Impairments                                                 66.3
                                        -------------  ------------  -------------  -------------     -------------   -----------
Total Operating Expenses                        65.2          69.5          127.6          54.7               58.6          60.5
                                        -------------  ------------  -------------  -------------     -------------   -----------

Management Income (Loss)                         1.8            .3          (64.8)          3.7               (3.9)         (4.2)
Other Income (Expense) - Net                                    .4             .1            .5                 .9            .4
Minority Interest                               (2.9)         (3.3)          (3.1)         (2.6)              (2.8)         (1.9)
                                        -------------  ------------  -------------  -------------     -------------   -----------
Segment Income, before income taxes             (1.1)         (2.6)         (67.8)          1.6               (5.8)         (5.8)
Applicable Income Taxes (Benefit)                (.5)         (1.4)          (5.2)          1.1               (2.1)         (2.3)
                                        -------------  ------------  -------------  -------------     -------------   -----------
Segment Income (Loss)                         $  (.6)       $ (1.2)        $(62.6)       $   .5             $ (3.7)       $ (3.4)
                                        =============  ============  =============  =============     =============   ===========

---------------------------------------------------------------------------------------------------------------------------------



(1) Effective for the second quarter of 2003, the company's equity investment in Aberdeen Asset Management, PLC has been moved to the Corporate and Other Segment for all periods presented.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Second Quarter 2003 (unaudited)
($ in millions)

                                              YTD June                                 December 31,
                                      ------------------------     ---------------------------------------------------
                                          2003        2002             2002         2001         2000         1999
                                      -----------  -----------     -----------  -----------  -----------  ------------
PRIVATE CLIENT PRODUCTS:
Managed Accounts
Inflows                                $ 1,120.0    $ 2,882.2       $ 4,421.1    $ 2,721.9    $ 3,869.4    $  2,143.2
Outflows                                (1,301.0)    (1,354.3)       (2,716.3)    (2,546.4)    (1,619.8)     (1,034.3)
                                      -----------  -----------     -----------  -----------  -----------  ------------
Net Flows                                 (181.0)     1,527.9         1,704.8        175.5      2,249.6       1,108.9
Performance                              1,776.2     (1,220.8)       (3,278.2)    (3,545.8)    (2,859.1)      1,939.0
Acquisitions (Divestitures)                           5,809.0         5,914.3        748.5       (130.0)        433.0
                                      -----------  -----------     -----------  -----------  -----------  ------------
Change in Assets Under Management        1,595.2      6,116.1         4,340.9     (2,621.8)      (739.5)      3,480.9
Beginning Balance                       13,179.2      8,838.3         8,838.3     11,460.1     12,199.6       8,718.7
                                      -----------  -----------     -----------  -----------  -----------  ------------
Ending Balance                          14,774.4     14,954.4        13,179.2      8,838.3     11,460.1      12,199.6
                                      -----------  -----------     -----------  -----------  -----------  ------------

Mutual Funds
Inflows                                    762.5        652.6         1,332.8      1,817.8      2,068.5       1,657.8
Outflows                                (1,041.7)    (1,331.6)       (2,754.0)    (2,756.4)    (3,492.0)     (3,216.3)
                                      -----------  -----------     -----------  -----------  -----------  ------------
Net Flows                                 (279.2)      (679.0)       (1,421.2)      (938.6)    (1,423.5)     (1,558.5)
Performance                                795.7     (1,200.1)       (1,811.8)    (2,556.5)    (1,933.2)      3,124.7
Acquisitions (Divestitures)                             333.5           333.5                                 2,099.8
                                      -----------  -----------     -----------  -----------  -----------  ------------
Change in Assets Under Management          516.5     (1,545.6)       (2,899.5)    (3,495.1)    (3,356.7)      3,666.0
Beginning Balance                        8,322.1     11,221.6        11,221.6     14,716.7     18,073.4      14,407.4
                                      -----------  -----------     -----------  -----------  -----------  ------------
Ending Balance                           8,838.6      9,676.0         8,322.1     11,221.6     14,716.7      18,073.4
                                      -----------  -----------     -----------  -----------  -----------  ------------

INSTITUTIONAL PRODUCTS:
Inflows                                  1,711.9      1,793.3         4,380.4      4,989.0      5,572.5       5,843.7
Outflows                                (1,716.0)    (2,794.8)       (4,480.0)    (3,766.9)    (7,355.6)     (5,025.6)
                                      -----------  -----------     -----------  -----------  -----------  ------------
Net Flows                                   (4.1)    (1,001.5)          (99.6)     1,222.1     (1,783.1)        818.1
Performance (1)                           (195.0)    (1,537.9)       (2,773.1)    (1,152.2)       935.4       1,628.2
Other (1)                                  651.1        928.2         1,789.0      1,438.4        141.3         274.3
Acquisitions (Divestitures)                           1,507.7         1,507.7        105.9     (3,206.0)      1,246.5
                                      -----------  -----------     -----------  -----------  -----------  ------------
Change in Assets Under Management          452.0       (103.5)          424.0      1,614.2     (3,912.4)      3,967.1
Beginning Balance                       32,454.2     32,030.2        32,030.2     30,416.0     34,328.4      30,361.3
                                      -----------  -----------     -----------  -----------  -----------  ------------

Ending Balance                          32,906.2     31,926.7        32,454.2     32,030.2     30,416.0      34,328.4
                                      -----------  -----------     -----------  -----------  -----------  ------------

TOTAL PRIVATE CLIENT AND
  INSTITUTIONAL PRODUCTS:
Inflows                                  3,594.4      5,328.1        10,134.3      9,528.7     11,510.4       9,644.7
Outflows                                (4,058.7)    (5,480.7)       (9,950.3)    (9,069.7)   (12,467.4)     (9,276.2)
                                      -----------  -----------     -----------  -----------  -----------  ------------
Net Flows                                 (464.3)      (152.6)          184.0        459.0       (957.0)        368.5
Performance (1)                          2,376.9     (3,958.8)       (7,863.1)    (7,254.5)    (3,856.9)      6,691.9
Other (1)                                  651.1        928.2         1,789.0      1,438.4        141.3         274.3
Acquisitions (Divestitures)                           7,650.2         7,755.5        854.4     (3,336.0)      3,779.3
                                      -----------  -----------     -----------  -----------  -----------  ------------
Change in Assets Under Management        2,563.7      4,467.0         1,865.4     (4,502.7)    (8,008.6)     11,114.0
Beginning Balance                       53,955.5     52,090.1        52,090.1     56,592.8     64,601.4      53,487.4
                                      -----------  -----------     -----------  -----------  -----------  ------------
Ending Balance                         $56,519.2    $56,557.1       $53,955.5    $52,090.1    $56,592.8    $ 64,601.4
                                      ===========  ===========     ===========  ===========  ===========  ============

Variable Product net flows included
  in Mutual Funds above                $    48.7    $  (438.1)      $  (686.5)   $  (734.7)   $  (634.6)   $    576.4
                                      ===========  ===========     ===========  ===========  ===========  ============

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Second Quarter 2003 (unaudited)
($ in millions)

                                                                 2002                                             2003
                                    -------------------------------------------------------------     -----------------------------
Quarters ended                          March           June          September       December            March           June
                                    -------------   -------------   -------------   -------------     -------------   -------------
PRIVATE CLIENT PRODUCTS:
Managed Accounts
Inflows                                $ 1,149.7       $ 1,732.5       $   892.2       $   646.8         $   568.8       $   551.2
Outflows                                  (538.0)         (816.3)         (810.1)         (551.9)           (688.4)         (612.6)
                                    -------------   -------------   -------------   -------------     -------------   -------------
Net Flows                                  611.7           916.2            82.1            94.9            (119.6)          (61.4)
Performance                                661.2        (1,882.0)       (2,320.1)          262.6             434.8         1,341.4
Acquisitions (Divestitures)              5,809.0                           105.3
                                    -------------   -------------   -------------   -------------     -------------   -------------
Change in Assets Under Management        7,081.9          (965.8)       (2,132.7)          357.5             315.2         1,280.0
Beginning Balance                        8,838.3        15,920.2        14,954.4        12,821.7          13,179.2        13,494.4
                                    -------------   -------------   -------------   -------------     -------------   -------------
Ending Balance                          15,920.2        14,954.4        12,821.7        13,179.2          13,494.4        14,774.4
                                    -------------   -------------   -------------   -------------     -------------   -------------

Mutual Funds:
Inflows                                    282.1           370.5           318.4           361.8             313.3           449.2
Outflows                                  (603.7)         (727.9)         (610.6)         (811.9)           (498.8)         (542.9)
                                    -------------   -------------   -------------   -------------     -------------   -------------
Net Flows                                 (321.6)         (357.4)         (292.2)         (450.1)           (185.5)          (93.7)
Performance                                (90.2)       (1,109.9)         (994.6)          383.0            (101.4)          897.1
Acquisitions (Divestitures)                333.5
                                    -------------   -------------   -------------   -------------     -------------   -------------
Change in Assets Under Management          (78.3)       (1,467.3)       (1,286.8)          (67.1)           (286.9)          803.4
Beginning Balance                       11,221.6        11,143.3         9,676.0         8,389.2           8,322.1         8,035.2
                                    -------------   -------------   -------------   -------------     -------------   -------------

Ending Balance                          11,143.3         9,676.0         8,389.2         8,322.1           8,035.2         8,838.6
                                    -------------   -------------   -------------   -------------     -------------   -------------

INSTITUTIONAL PRODUCTS:
Inflows                                    832.7           960.6         1,798.6           788.5             793.7           918.2
Outflows                                  (723.3)       (2,071.5)       (1,178.3)         (506.9)           (640.9)       (1,075.1)
                                    -------------   -------------   -------------   -------------     -------------   -------------
Net Flows                                  109.4        (1,110.9)          620.3           281.6             152.8          (156.9)
Performance (1)                           (425.9)       (1,112.0)       (1,063.1)         (172.1)         (1,724.4)        1,529.4
Other (1)                                  409.4           518.8           600.3           260.5             496.4           154.7
Acquisitions (Divestitures)              1,507.7
                                    -------------   -------------   -------------   -------------     -------------   -------------
Change in Assets Under Management        1,600.6        (1,704.1)          157.5           370.0          (1,075.2)        1,527.2
Beginning Balance                       32,030.2        33,630.8        31,926.7        32,084.2          32,454.2        31,379.0
                                    -------------   -------------   -------------   -------------     -------------   -------------
Ending Balance                          33,630.8        31,926.7        32,084.2        32,454.2          31,379.0        32,906.2
                                    -------------   -------------   -------------   -------------     -------------   -------------

TOTAL PRIVATE CLIENT AND
  INSTITUTIONAL PRODUCTS:
Inflows                                  2,264.5         3,063.6         3,009.2         1,797.1           1,675.8         1,918.6
Outflows                                (1,865.0)       (3,615.7)       (2,599.0)       (1,870.7)         (1,828.1)       (2,230.6)
                                    -------------   -------------   -------------   -------------     -------------   -------------
Net Flows                                  399.5          (552.1)          410.2           (73.6)           (152.3)         (312.0)
Performance (1)                            145.1        (4,103.9)       (4,377.8)          473.5          (1,391.0)        3,767.9
Other (1)                                  409.4           518.8           600.3           260.5             496.4           154.7
Acquisitions (Divestitures)              7,650.2                           105.3
                                    -------------   -------------   -------------   -------------     -------------   -------------
Change in Assets Under Management        8,604.2        (4,137.2)       (3,262.0)          660.4          (1,046.9)        3,610.6
Beginning Balance                       52,090.1        60,694.3        56,557.1        53,295.1          53,955.5        52,908.6
                                    -------------   -------------   -------------   -------------     -------------   -------------
Ending Balance                         $60,694.3       $56,557.1       $53,295.1       $53,955.5         $52,908.6       $56,519.2
                                    =============   =============   =============   =============     =============   =============

                                       $  (123.2)      $  (314.9)      $  (273.8)      $    25.4         $  (106.4)      $   155.1
                                    =============   =============   =============   =============     =============   =============

Variable Product net flows included in Mutual Funds above

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT
Second Quarter 2003 (unaudited)
($ in millions)

                                                     YTD June                                     December 31,
                                          ----------------------------     ---------------------------------------------------------
                                               2003          2002               2002          2001           2000          1999
                                          -------------  -------------     -------------  -------------  ------------  -------------
SEGMENT INCOME
Operating Loss                               $    (3.5)     $    (3.6)        $    (7.4)     $    (7.3)     $   (7.8)     $    (8.9)
Realized Gains (Losses) on Cash
  and Stock Distributions                         (5.2)          (5.1)             (4.7)          26.2         222.2           84.7
Change in Unrealized Gains on
  Investments Held in Partnerships                38.4          (26.2)            (47.2)        (178.5)         62.9           64.1
                                          -------------  -------------     -------------  -------------  ------------  -------------
Equity in Partnership Earnings,
  before income taxes                             29.7          (34.9)            (59.3)        (159.6)        277.3          139.9
Applicable Income Taxes (Benefit)                 10.4          (12.1)            (20.7)         (55.9)         97.1           49.0
                                          -------------  -------------     -------------  -------------  ------------  -------------
Segment Income (Loss)                        $    19.3      $   (22.8)        $   (38.6)     $  (103.7)     $  180.2      $    90.9
                                          =============  =============     =============  =============  ============  =============

------------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)                  21.5           20.5              42.2           47.0          97.0          108.5
Equity In Earnings of Partnerships                29.7          (34.9)            (59.3)        (159.6)        277.3          139.9
Distributions                                     (8.7)         (15.5)            (41.8)         (63.0)       (245.1)        (101.5)
Sale of Partnership Interests and
  Transfer to Closed Block                       (52.2)
Realized Loss on Sale of Partnership
  Interests and Transfer to Closed Block         (14.3)                            (5.0)
                                          -------------  -------------     -------------  -------------  ------------  -------------
Change in Venture Capital Investments            (24.0)         (29.9)            (63.9)        (175.6)        129.2          146.9
Beginning Balance                                227.8          291.7             291.7          467.3         338.1          191.2
                                          -------------  -------------     -------------  -------------  ------------  -------------
Ending Balance                               $   203.8      $   261.8         $   227.8      $   291.7      $  467.3      $   338.1
                                          =============  =============     =============  =============  ============  =============

------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Technology                                        36.6           29.4              25.0           41.3
Telecom                                           12.6           10.5              10.2           19.1
Biotech                                           14.9            9.7              11.1           14.1
Healthcare                                         8.0            6.8               9.2           10.7
Consumer and Business Products                           -------------
  and Services                                    29.6      Included               45.9           46.6
Financial Services                                28.2      in Other               28.1           30.3
                                                         -------------
                                                  34.3          142.7              50.6           57.8
                                          -------------  -------------     -------------  -------------
Total Private Holdings                           164.2          199.1             180.1          219.9
Public Holdings                                   15.6           29.9              23.0           39.8
Cash and Cash Equivalents                          9.2           24.9              21.6           22.5
Other                                             14.8            7.9               3.1            9.5
                                          -------------  -------------     -------------  -------------
Total                                        $   203.8      $   261.8         $   227.8      $   291.7
                                          =============  =============     =============  =============

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT
Second Quarter 2003 (unaudited)
($ in millions)

                                                                      2002                                           2003
                                            ---------------------------------------------------------     --------------------------
Quarters ended                                  March          June         September      December          March          June
                                            ------------   ------------   ------------   ------------     ------------   -----------
SEGMENT INCOME
Operating Loss                                 $   (2.0)      $   (1.6)      $   (2.2)      $   (1.6)        $    (.9)      $  (2.6)
Realized Gains (Losses) on Cash
  and Stock Distributions                         (12.5)           7.4           (2.1)           2.5             (6.2)          1.0
Change in Unrealized Gains on
  Investments Held in Partnerships                  9.5          (35.7)         (17.8)          (3.2)            31.0           7.4
                                            ------------   ------------   ------------   ------------     ------------   -----------
Equity in Partnership Earnings, before
  income taxes                                     (5.0)         (29.9)         (22.1)          (2.3)            23.9           5.8
Applicable Income Taxes (Benefit)                  (1.8)         (10.4)          (7.7)           (.8)             8.4           2.0
                                            ------------   ------------   ------------   ------------     ------------   -----------
Segment Income (Loss)                              (3.2)         (19.5)         (14.4)          (1.5)            15.5           3.8
                                            ============   ============   ============   ============     ============   ===========

----------------------------------------------------------------------------------------------------------------------   -----------

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)                   13.0            7.5           10.2           11.5             11.6           9.9
Equity In Earnings of Partnerships                 (5.0)         (29.9)         (22.1)          (2.3)            23.9           5.8
Distributions                                      (9.4)          (6.1)         (19.3)          (7.0)            (3.0)         (5.7)
Sale of Partnership Interests and
  Transfer to Closed Block                                                                                      (52.2)
Realized Loss on Sale of Partnership
  Interests and Transfer to Closed Block                                                        (5.0)           (13.8)          (.5)
                                            ------------   ------------   ------------   ------------     ------------   -----------
Change in Venture Capital Investments              (1.4)         (28.5)         (31.2)          (2.8)           (33.5)          9.5
Beginning Balance                                 291.7          290.3          261.8          230.6            227.8         194.3
                                            ------------   ------------   ------------   ------------     ------------   -----------
Ending Balance                                    290.3          261.8          230.6          227.8            194.3         203.8
                                            ============   ============   ============   ============     ============   ===========

----------------------------------------------------------------------------------------------------------------------   -----------

PORTFOLIO BREAKDOWN
Technology                                         43.6           29.4           20.3             25             23.5          36.6
Telecom                                            17.3           10.5            8.7           10.2              7.4          12.6
Biotech                                            15.7            9.7           10.4           11.1              9.8          14.9
Healthcare                                          8.4            6.8            8.9            9.2              6.7           8.0
                                            ------------------------------------------
Consumer and Business Products and Services             Included in Other                       45.9             32.0          29.6
Financial Services                                                                              28.1             29.7          28.2
                                            ------------------------------------------
Other                                             140.6          142.7          118.8           50.6             57.7          34.3
                                            ------------   ------------   ------------   ------------     ------------   -----------
Total Private Holdings                            225.6          199.1          167.1          180.1            166.8         164.2
Public Holdings                                    39.1           29.9           21.5           23.0             11.4          15.6
Cash and Cash Equivalents                          16.1           24.9           27.2           21.6              9.2           9.2
Other                                               9.5            7.9           14.8            3.1              6.9          14.8
                                            ------------   ------------   ------------   ------------     ------------   -----------
Total                                          $  290.3       $  261.8       $  230.6       $  227.8         $  194.3       $ 203.8
                                            ============   ============   ============   ============     ============   ===========

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Second Quarter 2003 (unaudited)
($ in millions)

SEGMENT INCOME                                          YTD June                                  December 31,
                                             ----------------------------   -------------------------------------------------------
                                                  2003           2002            2002          2001          2000          1999
                                             -------------  -------------   -------------  ------------  ------------  ------------
Corporate Investment Income (Loss)                $   1.4         $  3.8         $   1.5       $   7.2       $  36.7       $  13.1
Interest Expense                                    (19.7)         (15.4)          (31.4)        (27.3)        (32.7)        (34.0)
Corporate Expenses                                   (3.0)          (6.8)          (10.4)        (19.9)        (53.5)        (42.4)
International  (1)                                   (1.3)           5.9             4.2           7.7          12.1          10.0
Other                                                (1.3)          (1.6)           (3.8)         (2.4)        (23.4)          3.5
                                             -------------  -------------   -------------  ------------  ------------  ------------
Segment  Income (Loss), before income taxes         (23.9)         (14.3)          (39.9)        (34.7)        (60.8)        (49.8)
Applicable Income Taxes (Benefit)                    (7.4)         (11.1)          (29.7)        (20.9)        (37.2)        (27.1)
                                             -------------  -------------   -------------  ------------  ------------  ------------
Segment Income (Loss)                             $ (16.5)        $ (3.2)        $ (10.2)      $ (13.8)      $ (23.6)      $ (22.7)
                                             =============  =============   =============  ============  ============  ============



(1) Effective for the second quarter of 2003, International includes our equity investment in Aberdeen Asset Management, PLC for all periods presented.

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Second Quarter 2003 (unaudited)
($ in millions)

SEGMENT INCOME                                                           2002                                     2003
                                                    ---------------------------------------------        ---------------------
Quarters ended                                        March        June     September   December           March       June
                                                    ---------   ---------   ---------   ---------        ---------   ---------
Corporate Investment Income                           $  2.7      $  1.1      $  (.3)    $  (1.9)          $   .5      $   .9
Interest Expense                                        (7.7)       (7.7)       (7.7)       (8.3)            (9.8)       (9.9)
Corporate Expenses                                      (4.3)       (2.5)       (1.3)       (2.3)              .1        (3.1)
International (1)                                        3.8         2.1          .6        (2.2)            (1.3)
Other                                                    (.2)       (1.4)       (1.3)       (1.0)             (.9)        (.4)
                                                    ---------   ---------   ---------   ---------        ---------   ---------
Segment Income (Loss), before income taxes              (5.9)       (8.4)      (10.0)      (15.7)           (11.4)      (12.5)
Applicable Income Taxes (Benefit)                       (4.1)       (7.0)       (6.3)      (12.1)            (2.8)       (4.6)
                                                    ---------   ---------   ---------   ---------        ---------   ---------
Segment Income (Loss)                                 $ (1.8)     $ (1.4)     $ (3.7)     $ (3.6)          $ (8.6)     $ (7.9)
                                                    =========   =========   =========   =========        =========   =========



(1) Effective for the second quarter of 2003, International includes our equity investment in Aberdeen Asset Management, PLC for all periods presented.

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
Second Quarter 2003 (unaudited)
($ in millions)

                                                               YTD June                              December 31,
                                                       -----------------------     -------------------------------------------------
                                                          2003         2002           2002         2001        2000          1999
                                                       ----------   ----------     ----------   ----------  -----------   ----------
REVENUES
Premiums                                                $  494.6     $  516.8      $ 1,082.0    $ 1,112.7   $ 1,147.4    $ 1,175.7
Insurance and Investment Product Fees                      266.7        286.2          563.3        546.4       631.0        574.6
Net Investment Income                                      540.5        446.9          915.2        843.2     1,137.2        958.6
Net Realized Investment Gains (Losses)                    (116.9)       (63.6)        (107.6)       (72.4)       89.2         75.8
                                                       ----------   ----------     ----------   ----------  ----------   ----------
Total Revenues                                           1,184.9      1,186.3        2,452.9      2,429.9     3,004.8      2,784.7
                                                       ----------   ----------     ----------   ----------  ----------   ----------

BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy Liabilities         699.2        672.8        1,436.1      1,406.7     1,409.8      1,373.1
Policyholder Dividends                                     210.7        181.7          401.8        400.1       378.0        360.5
Policy Acquisition Cost Amortization                        53.9          0.5           59.2        133.0       356.0        147.9
Intangible Asset Amortization                               16.6         15.9           98.8         49.4        36.9         40.1
Interest Expense                                            19.7         15.4           31.4         27.3        32.7         34.0
Demutualization Expenses                                                  1.5            1.8         25.9        21.8
Other Operating Expenses                                   263.0        315.1          583.9        628.1       604.5        557.9
                                                       ----------   ----------     ----------   ----------  ----------   ----------
Total Expenses                                           1,263.1      1,202.9        2,613.0      2,670.5     2,839.7      2,513.5
                                                       ----------   ----------     ----------   ----------  ----------   ----------
Income (Loss) from Continuing Operations
  Before Income Taxes and Minority Interest                (78.2)       (16.6)        (160.1)      (240.6)      165.1        271.2
Applicable Income Taxes (Benefit)                          (37.0)       (14.4)         (56.8)      (110.5)       56.2         99.0
                                                       ----------   ----------     ----------   ----------  ----------   ----------
Income (Loss) from Continuing Operations before
  Minority Interest                                        (41.2)        (2.2)        (103.3)      (130.1)      108.9        172.2
Minority Interest in Net Income of Subsidiaries             (5.1)        (6.1)         (12.4)        (7.2)      (14.1)       (10.1)
                                                       ----------   ----------     ----------   ----------  ----------   ----------

Income (Loss) from Continuing Operations                   (46.3)        (8.3)        (115.7)      (137.3)       94.8        162.1
Discontinued Operations
        Income from Discontinued Operations                                                                       9.4         36.1
        Loss on Disposal                                                                                        (20.9)      (109.0)
                                                       ----------   ----------     ----------   ----------  ----------   ----------

Income (Loss) Before Cumulative Effect of
  Accounting Changes                                       (46.3)        (8.3)        (115.7)      (137.3)       83.3         89.2

Cumulative Effect of Accounting Changes:
        Goodwill and Other Intangible Assets                           (130.3)        (130.3)
        Venture Capital Partnerships                                                                (48.8)
        Securitized Financial Instruments                                                           (20.5)
        Derivative Financial Instruments                                                              3.9
                                                       ----------   ----------     ----------   ----------  ----------   ----------
Net Income (Loss)                                       $  (46.3)    $ (138.6)     $  (246.0)   $  (202.7)  $    83.3    $    89.2
                                                       ==========   ==========     ==========   ==========  ==========   ==========

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
Second Quarter 2003 (unaudited)
($ in millions)

                                                                              2002                                     2003
                                                       -------------------------------------------------     -----------------------
Quarters ended                                           March         June      September     December        March         June
                                                       ----------   ----------  -----------   ----------     ----------   ----------
REVENUES
Premiums                                                 $ 257.4      $ 259.4      $ 297.1      $ 268.1        $ 246.1      $ 248.5
Insurance and Investment Product Fees                      140.3        145.9        139.4        137.7          132.9        133.8
Net Investment Income                                      231.2        215.7        228.8        239.5          276.7        263.8
Net Realized Investment Gains (Losses)                     (35.0)       (28.6)       (10.5)       (33.5)         (12.3)      (104.6)
                                                       ----------   ----------  -----------   ----------     ----------   ----------
Total Revenues                                             593.9        592.4        654.8        611.8          643.4        541.5
                                                       ----------   ----------  -----------   ----------     ----------   ----------
BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy Liabilities         333.9        338.9        397.9        365.4          350.8        348.4
Policyholder Dividends                                      74.2        107.5        112.7        107.4          116.5         94.2
Policy Acquisition Cost Amortization                       (10.9)        11.4         41.1         17.6           28.0         25.9
Intangible Asset Amortization                                8.1          7.8         75.2          7.7            8.4          8.2
Interest Expense                                             7.7          7.7          7.7          8.3            9.8          9.9
Demutualization Expenses                                      .9           .6           .2           .1
Other Operating Expenses                                   136.0        179.1        135.9        133.8          126.5        136.5
                                                       ----------   ----------  -----------   ----------     ----------   ----------
Total Expenses                                             549.9        653.0        770.7        640.3          640.0        623.1
                                                       ----------   ----------  -----------   ----------     ----------   ----------
Income (Loss) from Continuing Operations
  Before Income Taxes and Minority Interest                 44.0        (60.6)      (115.9)       (28.5)           3.4        (81.6)
Applicable Income Taxes (Benefit)                           12.3        (26.7)       (26.0)       (16.7)          (2.6)       (34.4)
                                                       ----------   ----------  -----------   ----------     ----------   ----------
Income (Loss) from Continuing Operations before
  Minority Interest                                         31.7        (33.9)       (89.9)       (11.8)           6.0        (47.2)
Minority Interest in Net Income of Subsidiaries             (2.8)        (3.3)        (3.1)        (2.7)          (2.8)        (2.3)
                                                       ----------   ----------  -----------   ----------     ----------   ----------
Income (Loss) Before Cumulative Effect of
  Accounting Changes                                        28.9        (37.2)       (93.0)       (14.5)           3.2        (49.5)

Cumulative Effect of Accounting Changes:
  Goodwill and Other Intangible Assets                    (130.3)
                                                       ----------   ----------  -----------   ----------     ----------   ----------
Net Income (Loss)                                       $ (101.4)     $ (37.2)     $ (93.0)     $ (14.5)       $   3.2      $ (49.5)
                                                       ==========   ==========  ===========   ==========     ==========   ==========

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATING SECOND QUARTER 2003 INCOME STATEMENT
Second Quarter 2003 (unaudited)
($ in millions)

                                                                                                                Exclusions from
Year-to-date June 30, 2003                            Operating Segments            Other Segments               Segment Income
                                                  --------------------------  --------------------------  --------------------------
                                                                                                            Realized
                                                      Life &       Asset        Venture     Corporate &    Investment
                                    Consolidated     Annuity     Management     Capital        Other         Losses        Other
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------
REVENUES
Premiums                             $    494.6    $    494.6
Insurance and Investment
  Product Fees                            266.7         157.9    $    112.0                  $      7.9                  $    (11.1)
Net Investment Income                     540.5         499.5            .3    $     29.7           6.9                         4.1
Net Realized Investment
  Gains (Losses)                         (116.9)                                                           $   (116.5)          (.4)
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------
       Total Revenues                   1,184.9       1,152.0         112.3          29.7          14.8        (116.5)         (7.4)
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------
BENEFITS AND EXPENSES
Policy Benefits and Increase
  in Policy Liabilities                   699.2         693.5                                       5.7
Policyholder Dividends                    210.7         211.7                                                    (1.0)
Policy Acquisition Cost
  Amortization                             53.9          52.2                                                     1.7
Intangible Asset Amortization              16.6                        16.6
Intangible Asset Impairments
Interest Expense                           19.7                                                    19.7
Demutualization Expenses                                                                                                         -
Other Operating Expenses                  263.0         149.7         102.5                        13.2                        (2.4)
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------
       Total Expenses                   1,263.1       1,107.1         119.1                        38.6            .7          (2.4)
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------
Income (Loss) from Continuing
  Operations Before Income
  Taxes and Minority Interest             (78.2)         44.9          (6.8)         29.7         (23.8)       (117.2)         (5.0)
Applicable Income Taxes (Benefit)         (37.0)         12.0          (4.4)         10.4          (7.4)        (45.6)         (2.0)
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------
Income (Loss) from Continuing
  Operations before Minority
  Interest                                (41.2)         32.9          (2.4)         19.3         (16.4)        (71.6)         (3.0)
Minority Interest in Net Income
  of Subsidiaries                          (5.1)          (.4)         (4.7)
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------
Income (Loss) from Continuing
  Operations                         $    (46.3)   $     32.5    $     (7.1)   $     19.3    $    (16.4)   $    (71.6)   $     (3.0)
                                    ============  ============  ============  ============  ============  ============  ============

THE PHOENIX COMPANIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET -- PRELIMINARY
Second Quarter 2003 (unaudited)
($ in millions, except par value)

                                                                                               December 31,
                                                         June          -----------------------------------------------------------
                                                         2003               2002            2001           2000           1999
                                                     -----------       -------------   -------------   ------------   ------------
ASSETS:
Available-for-Sale Debt Securities,
  at fair value                                        $ 13,200.4        $ 11,894.1       $ 9,787.7      $ 6,022.3      $ 5,580.6
Held-to-Maturity Debt Securities                                                                           2,109.6        1,958.2
Equity Securities, at fair value                            341.5             391.2           290.9          335.5          437.2
Mortgage Loans, at unpaid
  principal balances                                        353.5             468.8           535.8          593.4          716.8
Policy Loans, at unpaid
  principal balances                                      2,212.2           2,195.9         2,172.2        2,105.2        2,042.6
Venture Capital Partnerships,
  at equity in net assets                                   237.1             228.6           291.7          467.3          338.1
Affiliate Equity and Debt Securities,
  at cost plus equity in
  undistributed earnings                                     39.6             134.7           150.6          103.7          106.6
Other Investments                                           425.1             398.9           376.0          313.6          280.0
                                                     -------------     -------------   -------------   ------------   ------------
       Total Investments                                 16,809.4          15,712.2        13,604.9       12,050.6       11,460.1

Cash and Cash Equivalents                                   654.3           1,058.5           815.5          720.0          316.7
Deferred Policy Acquisition Costs                         1,248.0           1,234.1         1,123.7        1,019.0        1,318.8
Goodwill and Other Intangible Assets                        758.8             762.0           858.6          582.6          577.9
Other General Account Assets                                664.1             676.2           563.2          564.4          689.6
Separate Account Assets and
  Investment Trust Assets                                 6,643.2           5,793.1         5,570.0        5,376.6        5,923.9
                                                     -------------     -------------   -------------   ------------   ------------
       Total Assets                                      26,777.8          25,236.1        22,535.9       20,313.2       20,287.0
                                                     =============     =============   =============   ============   ============

LIABILITIES:
Policy Liabilities and Accruals                          13,109.1          12,680.0        11,846.4       11,372.6       10,899.8
Policyholder Deposit Funds                                3,679.0           3,395.7         1,515.2          678.4          538.2
Indebtedness                                                646.4             644.3           599.3          425.1          499.4
Delivery Obligations Under
  Stock Purchase Contracts                                  123.9             137.6
Other General Account Liabilities                           552.0             553.7           614.4          619.6          669.7
Separate Account Liabilities and
  Investment Trust Liabilities                            6,643.2           5,793.1         5,564.9        5,376.6        5,923.9
                                                     -------------     -------------   -------------   ------------   ------------
       Total Liabilities                                 24,753.6          23,204.4        20,140.2       18,472.3       18,531.0
                                                     -------------     -------------   -------------   ------------   ------------

STOCKHOLDERS' EQUITY:
Common stock, $.01 par value,
  1.0 billion shares authorized;                              1.0               1.0             1.0
  94,203,674 shares outstanding
  (June 30, 2003)
Additional paid in capital                                2,426.2           2,421.5         2,410.4
Deferred Compensation on Restricted
  Stock Units                                                (2.5)
Retained Earnings                                          (354.6)           (292.6)          (30.8)       1,820.7        1,731.5
Treasury stock, at cost: 12,172,563
  shares (June 30, 2003)                                   (193.2)           (195.7)          (66.0)
Accumulated Other Comprehensive Income                      147.3              97.5            81.1           20.2           24.5
                                                     -------------     -------------   -------------   ------------   ------------
       Total Stockholders' Equity                         2,024.2           2,031.7         2,395.7        1,840.9        1,756.0
                                                     -------------     -------------   -------------   ------------   ------------
       Total Liabilities and Stockholders' Equity      $ 26,777.8        $ 25,236.1      $ 22,535.9     $ 20,313.2     $ 20,287.0
                                                     =============     =============   =============   ============   ============

THE PHOENIX COMPANIES, INC.
INVESTMENT PORTFOLIO SUMMARY
Second Quarter 2003 (unaudited)
($ in millions, except par value)

                                            Total Debt Securities         Public Debt Securities            Private Debt Securities
                                        -----------------------------  ----------------------------        -------------------------
                                           6/30/2003      12/31/2002     6/30/2003     12/31/2002           6/30/2003    12/31/2002
                                        --------------  -------------  -------------  -------------        ------------  -----------
DEBT SECURITIES BY CREDIT QUALITY
  (CARRYING VALUE)

AAA/AA/A                                   $  8,899.5     $  7,976.1     $  7,484.1      $ 6,565.0           $ 1,415.4    $ 1,411.1
BBB                                           3,173.0        2,849.0        2,003.0        1,767.1             1,170.0      1,081.9
                                        --------------  -------------  -------------  -------------        ------------  -----------
       Total Investment Grade                12,072.5       10,825.1        9,487.1        8,332.1             2,585.4      2,493.0
BB                                              835.2          785.7          679.3          577.4               155.9        208.3
B                                               136.7          105.4           91.4           82.2                45.3         23.2
CCC and Lower                                   120.4          118.5           86.3           53.3                34.1         65.2
In or Near Default                               35.5           59.4           19.9           25.4                15.6         34.0
                                        --------------  -------------  -------------  -------------        ------------  -----------
       Total Debt Securities               $ 13,200.3     $ 11,894.1     $ 10,364.0      $ 9,070.4           $ 2,836.3    $ 2,823.7
                                        ==============  =============  =============  =============        ============  ===========

% Below Investment Grade                         8.5%           9.0%           8.5%           8.1%                8.8%        11.7%

------------------------------------------------------------------------------------------------------------------------------------

UNREALIZED GAINS AND LOSSES ON
  DEBT AND EQUITY SECURITIES
As of June 30, 2003                                 Total                  Outside Closed Block                  Closed Block
                                        -----------------------------  ----------------------------        -------------------------
                                             Gains          Losses         Gains         Losses               Gains         Losses
                                        --------------  -------------  -------------  -------------        ------------  -----------
Total Debt Securities                      $  1,028.4     $   (119.3)    $    345.7      $   (78.3)          $   682.7    $   (41.0)
Equity Securities                               135.6           (3.6)         135.6           (3.6)
                                        --------------  -------------  -------------  -------------        ------------  -----------
Total Unrealized Gains (Losses)               1,164.0         (122.9)         481.3          (81.9)              682.7        (41.0)
                                        --------------  -------------  -------------  -------------        ------------  -----------

Applicable Policyholder Dividend
  Obligation                                    682.7          (41.0)                                            682.7        (41.0)
Applicable Deferred Acquisition
  Cost (Credit)                                 166.1          (26.8)         166.1          (26.8)
Applicable Deferred Income Tax                  110.3          (19.3)         110.3          (19.3)
                                        --------------  -------------  -------------  -------------       ------------   -----------
Total Offsets to Net Unrealized
  Gains                                         959.1          (87.1)         276.4          (46.1)              682.7        (41.0)
                                        --------------  -------------  -------------  -------------        ------------  -----------
Net Unrealized Gains                       $    204.9     $    (35.8)    $    204.9      $   (35.8)          $      -    $       -
                                        ==============  =============  =============  =============        ============  ===========
                                           $    169.1                    $    169.1                          $      -
                                        ==============                 =============                       ============

GAAP NET INVESTMENT INCOME YIELDS
Second Quarter 2003 (Unaudited)
($ in millions)

Quarters ended                                                   2002                                              2003
                                     -----------------------------------------------------------      ----------------------------
                                         March           June        September       December             March           June
                                     -------------  -------------  -------------   -------------      -------------  -------------
GAAP NET INVESTMENT INCOME
Debt Securities                           $ 174.2        $ 185.2        $ 194.6         $ 180.8            $ 187.1        $ 199.1
Equity Securities                             1.1            1.1             .9             1.1                1.3             .9
Mortgages                                    10.7           10.6            9.8             9.3               12.1            7.3
Policy Loans                                 42.5           42.3           42.7            44.3               42.6           42.6
Venture Capital                              (5.0)         (29.9)         (22.1)           (2.3)              28.9            6.5
Cash & Cash Equivalents                       1.9            2.9            3.0             4.1                3.1            1.4
Other *                                       8.2            6.7            5.1             3.0                4.5            8.6
                                     -------------  -------------  -------------   -------------      -------------  -------------
Total Cash and Invested Assets              233.6          218.9          234.0           240.3              279.6          266.4
                                     -------------  -------------  -------------   -------------      -------------  -------------

Investment Expenses                           2.4            3.2            2.8             0.8                2.9            2.6
                                     -------------  -------------  -------------   -------------      -------------  -------------
Total Net Investment Income               $ 231.2        $ 215.7        $ 231.2         $ 239.5            $ 276.7        $ 263.8
                                     =============  =============  =============   =============      =============  =============

ANNUALIZED YIELDS
Debt Securities                               7.2%           7.3%           7.0%            6.2%               6.2%           6.1%
Equity Securities                             1.5%           1.4%           1.2%            1.3%               1.4%           1.0%
Mortgages                                     8.4%           8.7%           8.3%            8.1%               9.1%           8.0%
Policy Loans                                  8.2%           8.1%           8.1%            8.4%               8.1%           8.0%
Venture Capital                              -6.6%         -35.6%         -30.4%           -3.9%              67.9%          11.9%
Cash & Cash Equivalents                       1.1%           1.9%           1.8%            1.9%               1.5%           0.9%
Other *                                       6.6%           5.5%           4.0%            2.3%               3.4%           7.0%
                                     -------------  -------------  -------------   -------------      -------------  -------------
Total Cash and Invested Assets                6.6%           6.1%           6.1%            6.0%               6.7%           6.2%
                                     -------------  -------------  -------------   -------------      -------------  -------------

Investment Expenses                           0.1%           0.1%           0.1%            0.0%               0.1%           0.1%
                                     -------------  -------------  -------------   -------------      -------------  -------------
Total Net Investment Income                   6.6%           6.0%           6.0%            5.9%               6.7%           6.1%
                                     =============  =============  =============   =============      =============  =============


 *  Includes real estate, affiliates, and other invested assets.

THE PHOENIX COMPANIES, INC.
REALIZED INVESTMENT GAINS AND LOSSES
Second Quarter 2003 (unaudited)
($ in millions, except par value)

                                                  2003 Quarter Ended                                  December 31,
                                               ------------------------       2003      --------------------------------------
                                                   June        March       YTD June         2002         2001         2000
                                               -----------  -----------   -----------   ------------  -----------  -----------
REALIZED INVESTMENT GAINS AND LOSSES

Debt Security Impairments                         $ (19.8)     $ (25.6)      $ (45.4)      $ (122.9)     $ (72.6)      $ (7.5)
Equity Security Impairments                          (1.1)                      (1.1)          (9.8)
Affiliated Equity Securities                        (96.9)                     (96.9)
Venture Capital Partnerships
  Impairments                                         (.3)        (4.3)         (4.6)          (5.1)
Mortgage Loan Impairments                            (2.8)         (.4)         (3.2)           (.6)        (6.1)        (1.8)
Real Estate Impairments                                                                                                  (6.1)
Other Invested Asset Impairments                      (.9)        (8.7)         (9.6)         (22.6)        (3.7)
                                               -----------  -----------   -----------   ------------  -----------  -----------
       Total Impairment Losses                     (121.8)       (39.0)       (160.8)        (160.4)       (82.4)       (15.4)
                                               -----------  -----------   -----------   ------------  -----------  -----------
Debt Security Net Transaction
  Gains (Losses)                                      5.2         41.3          46.5           48.4         21.7        (46.9)
Equity Security Net Transaction
  Gains (Losses)                                      7.4         (2.2)          5.2            2.1         (8.8)       146.8
Venture Capital Net Investment
  Gains (Losses)                                      (.2)        (9.5)         (9.7)
Mortgage Loan Net Transaction
  Gains (Losses)                                      (.4)         (.4)          (.8)            .2          7.1          4.8
Real Estate Net Transaction
  Gains (Losses)                                      (.4)          .5            .1            4.0         (2.5)         1.8
Other Invested Asset Net
  Transactions Gains (Losses)                         5.6         (3.0)          2.6           (1.9)        (7.5)        (1.9)
                                               -----------  -----------   -----------   ------------  -----------  -----------
Total Net Transactions Gains                         17.2         26.7          43.9           52.8         10.0        104.6
                                               -----------  -----------   -----------   ------------  -----------  -----------
Net Realized Investment
  Gains (Losses)                                   (104.6)       (12.3)       (116.9)        (107.6)       (72.4)        89.2
                                               ===========  ===========   ===========   ============  ===========  ===========

Closed Block Applicable PDO
  (Reduction)                                        (9.5)         8.5          (1.0)         (40.3)       (15.4)
Applicable Deferred Acquisition
  Costs (Credit)                                      1.3           .4           1.7           (7.2)        10.5        (10.7)
Applicable Deferred Income
  Tax (Credit)                                      (37.2)        (8.8)        (46.0)         (20.8)       (24.5)        32.9
                                               -----------  -----------   -----------   ------------  -----------  -----------
Net Realized Investment Gains
  (Losses Included in Net Income)                 $ (59.2)     $ (12.4)      $ (71.6)       $ (39.3)     $ (43.0)      $ 67.0
                                               ===========  ===========   ===========   ============  ===========  ===========